Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Ground Lease Obligations
The Company acquired a property on January 16, 2014 that is subject to a ground lease with an expiration date of December 31, 2095. The Company incurred $0.4 million in rent expense related to the ground lease during the year ended December 31, 2014. As of December 31, 2014, the remaining required payments under the terms of the ground lease are as follows:

December 31, 2014
2015	$180
2016	180
2017	198
2018	198
2019	198
Thereafter	34,246
Total	$35,200

Litigation
From time to time, the Company may become subject to legal proceedings, claims and litigation arising in the ordinary course of business. The Company is not a party to any material legal proceedings, nor is the Company aware of any pending or threatened litigation that would have a material adverse effect on the Company’s business, operating results, cash flows or financial condition should such litigation be resolved unfavorably.
Pending Merger of Signature Office REIT into the Company
On November 21, 2014, the Company entered into the Merger Agreement with Signature Office REIT ("SOR") in connection with the Merger. Under the terms of the Merger Agreement, each share of common stock of SOR issued and outstanding will be converted into the right to receive 2.04 shares of the Company's common stock. As of December 31, 2014 SOR had 20,473,024 shares of common stock outstanding. The Merger is subject to customary closing conditions, including the receipt of approval of SOR's stockholders, thus, there is no guarantee that the Merger will be consummated.